EXHIBIT 99.1

Southwest Bancorporation of Texas, Inc. First Quarter 2004

Suburban <$50 million to $1 billion 29% market share 5 Regional Independents $1 billion to $10 billion 15% of market share Out-of-State Regional/Global >$10 billion 56% market share High touch Consumer Small business Convenient Local boards High touch Consumer Small business - strong focus Middle market - primary focus Some corporate Private banking . . . high touch Accessible (physically/ electronically) More flexible technology Competitive/sophisticated products Service-important Local boards and leadership Consumer Small business - convenience Middle market - high end Corporate - strong basis Private banking . . . broad products Accessible - many branches Less flexible technology Broad product array Result? . . . Source: Market share - FDIC; SAMCO Today . . . a three-tier banking system in Texas . . .

Largest independent bank in Houston . . . 3rd largest in Texas 50 branches & 1,800 employees $80 million legal lending limit $523 million total shareholders' equity $6.1 billion in assets Market cap approximately $1.3 billion More than 200 calling officers A strong independent Texas bank . . . 7 Houston Dallas Ellington Field Hobb y IAH

.. . . that has a great story like this A growth story - from 1 branch, 20 people and $50 million in assets to 50 branches, 1,800 people and assets of $6.1 billion in 14 years More than 74% internally generated growth Revenue-driven EPS growth Strong sales culture and innovative products Fee income products drive market share gains Conservative credit culture Transparent financial statements Strategic mergers - strong track record of growth post merger Enviable economic and market environments Talent to grow the business Employee shareholders 9

Third largest independent bank in Texas - the largest in Houston Among the top 100 U.S. banks based on deposits and assets One of the fastest growing banks in Texas Top 10% of all Texas-based banks in loan, deposit and asset growth Providing a healthy return to shareholders Over 26% compounded annual rate of return during 14-year history A customer service leader 96% of retail customers would recommend SWBT The technology innovator 8 out of 10 customers rated Treasury Management's product capabilities as excellent or above average .. . . and performs like this 11

1998 1999 2000 2001 2002 1Q 03 2003 1Q04 LOANS 1.63 2.04 2.51 2.76 3.22 3.27 3.59 3.82 DEPOSITS 2.37 2.53 3.09 3.43 3.91 4.01 4.4 4.7 ASSETS 2.94 3.27 3.94 4.4 5.17 5.11 5.95 6.11 Balanced growth Balance Sheet Summary ($ in billions) As of March 31, 2004: Loans Total $3.82 billion, highest in Bank's history Increased $554 million, or 17%, from 3/31/03 5-year compounded annual growth rate of 17% Deposits Increased $691 million, or 17%, from 3/31/03 5-year compounded annual growth rate of 13% Assets Increased $1.00 billion, or 20%, from 3/31/03 5-year compounded annual growth rate of 15% Assets Loans Deposits 13

5 years of strong growth 2002 ($ in thousands, except EPS) Total Assets Total Loans Total Deposits Total Equity Net Income Diluted EPS EPS y/y % growth ROA ROE 2003 $5,945,736 $3,588,572 $4,403,239 $499,321 $63,020* $1.81* 5%* 1.18%* 13.35%* $3,271,188 $2,035,342 $2,531,633 $233,076 $31,963 $0.97 7% 1.06% 14.70% $3,940,342 $2,511,437 $3,093,870 $298,125 $43,461 $1.29 33% 1.23% 17.00% $4,401,156 $2,759,482 $3,428,633 $361,734 $52,717 $1.55 20% 1.32% 15.82% $5,171,957 $3,219,340 $3,912,049 $445,523 $59,206 $1.72 11% 1.30% 14.55% 1999 2000 2001 15.1% 17.1% 13.2% 18.2% 16.8% 14.7% 5 Year CAGR * Adjusted for the impact of merger-related expenses; as reported, net income - $60,729, diluted EPS - $1.74, ROA - 1.14%, ROE - 12.86% 15

1st Quarter in review Total Assets Total Loans Total Deposits Total Equity Net Income Diluted EPS ROA ROE Qtr. Ended 3/31/03 $5,109,869 $3,268,457 $4,012,261 $460,991 $15,075 $0.44 1.22% 13.48% Qtr. Ended 3/31/04 $6,114,218 $3,822,894 $4,702,944 $523,231 $16,519* $0.47* 1.10%* 13.01%* $ Growth $1,004,349 $554,437 $690,683 $62,240 $1,444* % Growth 19.7% 17.0% 17.2% 13.5% 9.6%* ($ in thousands, except EPS) 17 * Adjusted for the impact of merger-related expenses; as reported, net income - $15,287, diluted EPS - $0.44, ROA - 1.02%, ROE - 12.04%

Earning assets yield comparison Net Interest Spreads (Yield minus cost of funds) Floating Fixed 66 34 Loan portfolio - variable vs. fixed rate 33% Fixed 44% Floating 23% At floor Loans Investment securities Variable Fixed 19 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 2003 1Q04 Loans 4.78 4.75 4.83 4.79 4.67 4.58 4.7 4.68 4.67 4.59 Investment securities 3.51 3.84 3.9 3.67 2.92 3.09 2.76 2.39 2.74 2.95

Revenue growth 21 1997 1998 1999 2000 2001 2002 2003 3.57 4.19 4.87 5.75 6.4 7.23 8.04 Revenue per common share* * On fully diluted basis Note: IPO January 1997 Total revenue ($ in millions) 1997 1998 1999 2000 2001 2002 2003 112 137 160 193 218 249 280 Note: Net interest income plus non-interest income 16% CAGR 16% CAGR

Customer focused and technology driven Diversify income stream Regional growth through strategic mergers Protect asset quality Results for shareholders

Great customers 25

Healthcare 27 Developed specific product, IDEAL, enabling healthcare providers to manage receivables and cash flow In the past two years, SWBT has become the market share leader for remittance banking in the Texas Medical Center The IDEAL product is easily transportable to the large Metroplex healthcare community Other products used by healthcare customers include Wholesale Lockbox, Retail Lockbox, NetST@R, Collections, Controlled Disbursement, and Imaging Services Customer since 1Q 2003 Customer since 2Q 2003 Customer since 2Q 2003 Customer since 3Q 1999 Customer since 2Q 2003 Customer since 3Q 2003

Energy 29 Energy Group formed in 1997 - now more than $900 million in commitments 8 relationship managers with an average of 11 years of Energy banking experience Most relationships represent attractive ancillary business opportunities, not solely credit Marathon and BJ Services - substantial lockbox Anadarko - beta testing a new revolutionary product to track lease activity Newfield, Houston Exploration and Spinnaker - all treasury management services Noble Corporation - treasury management, foreign exchange, investments Apache - significant foreign exchange

Correspondent Banking 31 In Q1 2004, new relationships grew by 6% with 5 new relationships 50% of the local independent community banks chartered in the Houston area have a correspondent banking relationship with SWBT Account growth is illustrated in period end data and fundings are quarterly averages Correspondent Banking Fundings and New Account Relationships ($ in thousands) $299.6 $278.3 $11.6 $24.4 $71.8 $150.4 $325.1 7 17 36 55 86 81 62 Q4 98 Q4 99 Q4 00 Q4 01 Q4 02 Q4 03 Q1 04 Total Combined Accounts

Middle market growth Market share growth Companies $10-$100 Million Percentage of Market Relationships 33 Southwest Bank of Texas JP Morgan Chase Wells Fargo Bank One Bank of America SWBT Bank One Bank of America Wells Fargo JP Morgan Chase 0.14 0.1 0.13 0.08 0.21 Source: Third party research Client satisfaction leader Overall Customer Satisfaction Excellent or Above Average SWBT Competitor average 0.84 0.71 SWBT Competitor average Relationship Manager Performance Innovative Advice and Creative Ideas SWBT Competitor average 0.69 0.49 SWBT Competitor average

Treasury Management feedback A national leader in achieving excellent treasury management citations Excellent or above average Treasury Management ratings #2 in Houston market share Product development initiatives highly regarded Customer service viewed as distinctive Specialists provide unique guidance and counsel to clients Consistent performance record Significant market opportunities Competitor average SWBT National average "Southwest Bank of Texas ranks among the top 5% of all banks surveyed." - Third Party Surveyor 35 SWBT Competitor average 0.65 0.27 0.26 * Represents banks across the nation with assets $24-$500 billion Source: Third party research

Diversify income stream Consistent noninterest income growth ($ in thousands) 39 1997 1998 1999 2000 2001 2002 2003 YTD 2004 3048 4173 4868 6017 7244 9302 9712 2970 Capital Markets and Investments 5-year compound growth rate of 18% Up 4%, or $410,000, in 2003 1997 1998 1999 2000 2001 2002 2003 YTD 2004 4354 5369 7070 9126 11718 16304 18429 5323 Treasury Management 5-year compound growth of 28% Up 13%, or $2.1 million, in 2003 Retail 4-year compound growth rate of 46% Up 23%, or $4.8 million, in 2003 1997 1998 1999 2000 2001 2002 2003 YTD 2004 0 0 5500 7331 14011 20360 25124 6865 1998 1999 2000 2001 2002 2003 1Q 04 Noninterest 31537 37464 42893 58158 70391 86668 22454 net interest 105583 123013 150504 159989 178636 193378 53368 23% 22% 27% 28% 31% 30% Noninterest income as a percent of total income Noninterest income Net interest income

Enviable business markets Texas Economy $297 billion in deposits Gross State Product forecasted to reach $925 billion in 2005 8th largest economy in the world 2/3 of all economic activity occurs in Houston and Dallas Leads all states in net job creation since 1990 - accounts for 7.3% of total U.S. employment March 2004 was the sixth consecutive month of employment gains with 13,500 jobs Top U.S. exporter: more than 13% of total U.S. exports, surpassing New York and California Recently passed the most sweeping judicial reform bills in America Houston Economy $84 billion in banking deposits 2003 Gross Area Product $245 billion Diverse economy that includes healthcare, energy, transportation and aeronautics Dallas/FW Metroplex Economy $83 billion in banking deposits 2003 Gross Area Product $267 billion Diverse economy includes telecommunications, distribution and transportation 43

Total outstanding loans including mergers ($ in millions) Strategic mergers 45 1997 1998 1999 2000 2001 2002 2003 1Q04 SWBT 1114 1633 2035 2511 2759 3219 3494 3822 Pinemont 137 FT Bend 167 Citizens 131 MaximBank 95 Lone Star 157 Pinemont Bank - August 1997 Total assets - $235 million Market presence - 37 years 9 branches in northwest Houston Fort Bend Federal Savings & Loan - April 1999 Total assets - $316 million Market presence - 66 years 7 branches southwest of Houston Citizens Bankers, Inc. - December 2000 Total assets - $436 million Market presence - 80 years 7 branches in east Harris County MaximBank - July 2003 Total assets - $312 million Market presence - 97 years 8 branches in Galveston County Lone Star Bank - January 31, 2004 Total assets - $226 million Market presence - 27 years 5 branches in Dallas market

47 5 branches in prime Dallas locations Lone Star's core businesses: middle market lending and private banking Attractive platform from which to launch SWBT's middle market, corporate, and private banking initiatives Addition of Terry Kelley, veteran Dallas banker, as Chairman of the Dallas/Fort Worth region Opportunity to introduce SWBT retail banking and expand footprint over time Dallas - a new growth market

Securities and Cash Miscellaneous Commercial Residential Mortgage Vehicles Unsecured Real estate term & other Real estate construction 226.1 198.9 663.1 502.6 28.3 255.4 635 759 Diversified loan portfolio Total Loans at 3/31/04 ^ $3.8 billion Loans by Industry Type Loans by Collateral Type 51 Retail Trade Const. Manufact'g Wholesale Trade R/E Invest & Development Service Other Finance Transport Energy Retail Trade 205 360 230 210 881 622 208 168 103 382 Other 8% Residential 4% Retail 5% Multi-family 5% Owner occupied 7% Retail 4% Other 4% Office & Ind. 5%

Protect asset quality Net charge-offs (recoveries)/average loans Nonperforming assets/loans + OREO 53 All FDIC Insured Commercial Banks SWBT 1999 2000 2001 2002 2003 YTD 2004 SWBT 0.09 0.06 0.17 0.22 0.22 -0.11 Peer median 0.61 0.64 0.94 1.11 0.89 n/a 1999 2000 2001 2002 2003 YTD 2004 SWBT 0.0031 0.0041 0.0053 0.005 0.0049 0.0068 Peer median 0.0106 0.0123 0.0154 0.0159 0.0132 n/a n/a n/a

Enterprise Risk Management at SWBT 55 Value creates shareholder wealth Risk creates opportunity Opportunity creates value Board Level Committee Management/Risk Committee Management accountability through Process Risk Owners Administrative leadership through Risk Management Unit ERM structure

Results for shareholders 38% 0% 63% 31% 22% 22% 17% 7% 33% 20% 11% 1% '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 YEAR-TO-YEAR % CHANGE IN EARNINGS PER SHARE* $100,000 invested in SWBT in 1990 would have grown to $2,841,502 as of 3/31/04; CAGR of 26.5% 14-year total return * EPS as reported; pooling of interests accounting used for 1997 to 2002 SWBT S&P 59

Twice named to KBW Honor Roll 61 10-Year Median EPS Growth 2002 YE Price/Book 2002 YE Price/Consensus 2003 EPS % Change in Stock Price YE 1997 - YE 2002 W Holding Company, Inc. MBNA Corporation Southwest Bancorp. of Texas CVB Financial Corp. Sterling Bancorp M&T Bank Corporation Synovus Financial Corp. BOK Financial Corporation Greater Community Bancorp SouthTrust Corporation Central Coast Bancorp First Mutual Bancshares, Inc. Popular, Inc. Harleysville National Corporation Ohio Valley Banc Corp. Logansport Financial Corp. Commerce Bancshares Inc. Compass Bancshares, Inc. First of Long Island Corporation Park National Corporation Mercantile Bankshares Corporation Peoples Bancorp Inc. LNB Bancorp, Inc. Fulton Financial Corporation TrustCo Bank Corp NY First Financial Bankshares, Inc. State Bancorp, Inc. HONOR ROLL MEDIAN* S&P 500 33.5% 25.9% 25.1% 17.3% 17.1% 15.9% 15.2% 14.2% 13.3% 13.0% 13.0% 12.5% 12.4% 11.9% 11.8% 11.6% 11.4% 11.0% 10.8% 10.7% 10.6% 9.9% 9.8% 9.6% 9.4% 9.0% 7.0% 11.9% 346% 179% 234% 336% 233% 230% 286% 164% 239% 197% 217% 161% 185% 235% 157% 98% 178% 206% 166% 267% 186% 154% 204% 214% 315% 199% 168% 204% 12.9x 7.4x 15.9x 16.8x 13.1x 14.9x 14.4x 12.5x 15.8x 13.0x 14.9x 8.9x 11.3x 17.0x* 16.1x 13.7x* 12.1x 12.0x 14.4x* 15.6x 12.4x 10.4x 15.8x* 13.2x 14.1x 12.8x 14.0x* 13.7x 14.8x 107% 57% 85% 94% 67% 71% -11% 88% 103% 18% 100% 18% 37% 46% 6% -7% 11% 7% 36% 18% -1% 35% 4% 3% 20% 22% -13% 22% 18% * P/E based upon 2002 year-end estimate 2003

Keefe, Bruyette & Woods Legg Mason Results for shareholders 63 2004 January 1997 Advest, Inc. FIG Partners FTN Financial Hibernia Southcoast Capital Lehman Brothers Morgan Keegan Piper Jaffray RBC Capital Markets Smith Barney Citigroup Stephens Inc. Stifel Nicolaus SunTrust Robinson-Humphrey Keefe, Bruyette & Woods Legg Mason Market Cap at IPO: $160 million Market Cap approximately $1.3 billion

Consistent progress Solid leadership Good markets Focused on the future What you see is who we are So, why SWBT? 65 It's a compelling story because . . . We Make Everything Count

Net income - as reported Impact of merger-related expenses, after tax Net income - adjusted for merger-related expenses Diluted earnings per share - as reported Impact of merger-related expenses Diluted earnings per share - adjusted for merger-related expenses Return on average assets - as reported Impact of merger-related expenses Return on average assets - adjusted for merger-related expenses Return on average common shareholders' equity - as reported Impact of merger-related expenses Return on average common shareholders' equity-adjusted for merger-related expenses Reconcilements of non-Gaap Disclosures 67 2003 $60,729 2,291 $63,020 $1.74 0.07 $1.81 1.14% 0.04% 1.18% 12.86% 0.49% 13.35% 1Q04 $15,287 1,232 $16,519 $0.44 ..03 $0.47 1.02% 0.08% 1.10% 12.04% 0.97% 13.01%

Certain of the matters discussed in this press release may constitute forward-looking statements for the purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Southwest Bancorporation of Texas, Inc. (the "Company") to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. The words "expect," "anticipated," "intend," "plan," "believe," "seek," "estimate," and similar expressions are intended to identify such forward-looking statements. The Company's actual results may differ materially from the results anticipated in these forward-looking statements due to a variety of factors, including, without limitation (a) the effects of future economic conditions on the Company and its customers; (b) the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; (c) governmental monetary and fiscal policies, as well as legislative and regulatory changes; (d) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Financial Accounting Standards Board and other accounting standard setters; (e) the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities and interest rate protection agreements, as well as interest rate risks; (f) the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in the Company's market area and elsewhere, including institutions operating locally, regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the internet; (g) technological changes; (h) acquisition and integration of acquired businesses; (i) the failure of assumptions underlying the establishment of reserves for loan loses and estimations of values of collateral in various financial assets and liabilities; (j) acts of war or terrorism. All written or oral forward-looking statements attributable to the Company are expressly qualified in their entirety by these cautionary statements. Legal disclaimer 69

Houston's economic overview Home of state's major deepwater port World's sixth largest First in U.S. in foreign tonnage; second in total tonnage Home of the world's largest health care complex Creates 140,000 jobs in region 22 million square feet; larger than the CBD in Cleveland Energy capital of the world Accounts for 8% of Houston employment Represents 32% of economic base 20 Fortune 500 companies 73

Houston's economic outlook Lowest cost of living among all major metropolitan areas Population has increased by more than 270,000 persons to approximately 5 million In 2004, energy spending projected to increase by 4-6% worldwide Back-to-back years of record housing starts. Home sales in February 2004 up 14% from February 2003 Houston Purchasing Managers Index increased for 15th consecutive months as of March 2004 Economy driven by 3 sectors - national, international and energy 75

1987 1989 1991 1993 1995 1997 1999 2001 2002 2003 2004 1.4 1.5 1.55 1.6 1.78 1.8 2 2.1 2.1 2.1 Houston - long-term job growth 77 Houston job facts Since the bottom of the recession in January 1987, the Houston PMSA has gained nearly 750,000 jobs, averaging 2.6% annual growth Houston PMSA recorded 2.1 million jobs through 2003, more than 29 other states Number of jobs increased slightly. YTD 2004 up 300 jobs Local unemployment rate - 6.2% vs. 6.0% nationally as of February 2003 Since 1983, the non-energy portion of Houston's economic base has grown at a compound annual rate of 7.2% Historical Chart for Houston In Millions 31,000 new jobs predicted in 2004 Sources: Texas Workforce Commission; Greater Houston Partnership; U of H Institute for Regional Forecasting; Houston Chronicle; Federal Reserve Bank - Houston Branch 1989 1991 1993 1995 1997 1999 2001 2002 2003 1988 2004

Houston's diversified economy 79 Creates 16,000 jobs in region $1.5 billion complex; occupies 1,620 acres Creates $1.2 billion in regional spending Produces more than $885 million in business volume and personal incomes of more than $2 billion Creates 140,000 jobs in region Construction projects worth more than $1 billion currently underway Creates $6 billion in regional spending 22 million square feet; larger than the CBD in Cleveland 10 million additional square feet planned over the next 10 years 43 non-profit institutions 5.4 million patient visits per year MD Anderson - leading cancer center in country according to 7/03 U.S. News and World Report Airport Houston Airport System ranks 4th nationally and 6th worldwide $8 billion economic impact; generates 90,000 jobs $2.8 billion, 5-year capital improvements IAH is one of the fastest growing air cargo distribution hubs in U.S. Port of Houston First in U.S. in foreign tonnage; second in total tonnage; world's sixth largest 6,301 ships called in 2003 Home to $15 billion petrochemical complex; second largest in the world More than 3,500 companies trade more than 180 types of products in 183 countries Sources: Texas Medical Center; Johnson Space Center; Port of Houston; City Department of Aviation Johnson Space Center Home of the world's largest health care complex Space capital of the world Transportation

SOUTHWEST BANK OF TEXAS

Houston – Energy capital of the world

Industry is conservatively managed

- Expectations are that energy prices will be volatile
- 82% of all working rigs are gas-directed
- Upstream energy sector is estimated to account for 31% of Houston's economic base vs. 69% in 1981

	Then and Now	
	1982**	2003**
Total Houston Employment	1,541,000	2,121,400
Houston Energy Employment*	321,000 / 21%	187,100 / 8%
U.S. Rig Count	4,436	1,024
Expected Oil Price	$50-$100/bbl	$25-$30/bbl
Oilfield CEO Mentality	Aggressive	Conservative
Balance Sheet	Leveraged	De-leveraged

Houston has benefited from the energy industry consolidation

- Shell Oil relocated to Houston from New York
- Chevron Chemical and Chevron Pipe Line relocated from San Ramon, CA
- Exxon Mobil Corp established seven of its 11 global business units in Houston
- ConocoPhilips chose Houston as headquarters for their merged companies
- Sonangol, Angola's national oil company, locating U.S. headquarters in Houston
- Total Fina relocated its U.S. headquarters from Dallas
- Halliburton relocated its headquarters from Dallas

* *Upstream energy sector*
** *Reflects year end numbers*
Sources: *Bureau of Labor Statistics; Baker Hughes, Inc.; Greater Houston Partnership*

41

Metroplex economic overview Major inland transportation hub and distribution center DFW Airport fifth busiest in the world Trade and transportation account for 20% Dallas employment; 25% Fort Worth employment Serves as the state's banking and financial services center Represents 42% of the state's information technology employment 19 Fortune 500 companies 83

Metroplex economic outlook Fifth lowest cost of living among major metropolitan areas Population projected to grow to 5.8 million in 2004, an increase of approximately 1.5% from 2003 Home sales up 7% for the year through March 2004; 7% more housing starts than in the 1st quarter Forecast to add 44,000 jobs in 2004, an increase of 2.4% Economy driven by telecommunications, distribution and transportation 85

2004 SOUTHWEST BANCORPORATION OF TEXAS, INC (c) 4-27-04